UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34064	95-4546874
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8800 Sunset Blvd., West Hollywood, CA	90069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 360-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)          On January 8, 2010, the stockholders of Ticketmaster Entertainment, Inc. (the “Company”) approved the Amended and Restated Ticketmaster Entertainment, Inc. 2008 Stock and Annual Incentive Plan (the “Amended and Restated Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Company’s Board of Directors adopted the Amended and Restated Plan on June 15, 2009, subject to stockholder approval at the Annual Meeting.

A description of the material terms of the Amended and Restated Plan was set forth under the heading “Ticketmaster Entertainment Proposal 4: Approval of the Amended and Restated Ticketmaster Entertainment, Inc. 2008 Stock and Annual Incentive Plan” in the Company’s definitive Proxy Statement, dated November 6, 2009 and is incorporated herein by reference. The description of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On January 8, 2010, at the Annual Meeting, stockholders of the Company approved a proposal to adopt the Agreement and Plan of Merger, dated as of February 10, 2009, among the Company, Live Nation, Inc. (“Live Nation”) and, form and after its accession thereto, Merger Sub, pursuant to which the Company will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity and as an indirect, wholly-owned subsidiary of Live Nation (the “Merger”) and Live Nation will continue as the public parent of the combined companies.  At a separate meeting on the same date, the stockholders of Live Nation approved the issuance of Live Nation common stock as contemplated by the Merger Agreement.

Completion of the Merger remains conditioned upon, among other things, the receipt of required consents, orders, approvals, non-objections or clearances from antitrust regulators, including the Antitrust Division of the U.S. Department of Justice.  The Merger is currently expected to be completed in the first quarter of 2010.

On January 8, 2010, the Company issued a press release announcing the results of the Annual Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Ticketmaster Entertainment, Inc. 2008 Stock and Annual Incentive Plan (incorporated by reference to Annex K of the Company’s definitive Proxy Statement on Schedule 14A, filed on November 6, 2009)

99.1	Press Release, released January 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	SVP & General Counsel

Date: January 11, 2010

EXHIBIT LIST

Exhibit No.	Description

10.1

Amended and Restated Ticketmaster Entertainment, Inc. 2008 Stock and Annual Incentive Plan (incorporated by reference to Annex K of the Company’s definitive Proxy Statement on Schedule 14A, filed on November 6, 2009)

99.1	Press Release, released January 8, 2010